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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 August 30, 1999
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                Date of Report (Date of earliest event reported)

                       FLYCAST COMMUNICATIONS CORPORATION
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             (Exact name of Registrant as specified in its charter)

          Delaware                      000-25467                77-0431028
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                               181 Fremont Street
                         San Francisco, California 94105
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (415) 977-1000

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item  2. ACQUISITION OR DISPOSITION OF ASSETS

The undersigned Registrant hereby amends the Current Report on Form 8-K filed on September 9, 1999 to incorporate Item 7(a), the Financial Statements of Business Acquired and Item 7(b), the Pro Forma Financial Information and provide Item 5(a), the Consolidated Financial Statements of Flycast Communications Corporation as of December 31, 1997 and 1998 and for Each of the Three Years in the Period Ended December 31, 1998.

On August 30, 1999, Flycast Communications Corporation, a Delaware corporation ("Flycast") acquired InterStep, Inc., a Massachusetts corporation ("InterStep"), pursuant to the merger of Fremont Acquisition Corporation ("Merger Sub"), a Massachusetts corporation and wholly owned subsidiary of Flycast with and into InterStep. As a result of the merger, InterStep became a wholly owned subsidiary of Flycast. In the transaction, which has been accounted for as a pooling of interests, Flycast issued 480,337 shares of common stock to InterStep shareholders. Of the 480,337 shares of common stock, 47,558 shares are held by an escrow agent to serve as security for the indemnity provided by certain shareholders of InterStep. The Consolidated Financial Statements provided in
Item 5(a) have been restated to give retroactive effect to the acquisition of InterStep.

Item 5. Other

      (a) Consolidated Financial Statements of Flycast Communications Corporation as of December 31, 1997 and 1998 and for Each of the Three Years in the Period Ended December 31, 1998 (attached hereto as Exhibit 99.1)

      (1)   Independent Auditors' Report

      (2)   Consolidated Balance Sheets as of December 31, 1997 and 1998

      (3) Consolidated Statements of Operations For the Years Ended December 31, 1996, 1997 and 1998

      (4) Consolidated Statements of Changes in Stockholders' Equity (Deficit) For the Years Ended December 31, 1996, 1997 and 1998

      (5) Consolidated Statements of Cash Flows For the Years Ended December 31, 1996, 1997 and 1998

      (6)   Notes to Consolidated Financial Statements
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Item 7. Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired.

      The following financial statements for InterStep, Inc. are attached hereto as Exhibit 99.2:

      (1)   Independent Auditors' Report

      (2) Balance Sheets as of December 31, 1997, 1998 and June 30, 1999 (unaudited)

      (3) Statements of Operations For the Years Ended December 31, 1997 and 1998 and the Six Months Ended June 30, 1998 (unaudited) and June 30, 1999 (unaudited)

      (4) Statements of Changes in Stockholders' Equity For the Years Ended December 31, 1997 and 1998 and the Six Months Ended June 30, 1999 (unaudited)

      (5) Statements of Cash Flows For the Years Ended December 31, 1997 and 1998 and the Six Months Ended June 30, 1998 (unaudited) and June 30, 1999 (unaudited)

      (6)   Notes to Financial Statements

      (b)   Pro Forma Financial Information.

      Pro Forma Financial Information has not been included herein as all necessary information has been provided in Form 10-Q for the Three and Nine Months Ended September 30, 1998 and 1999, and the Consolidated Financial Statements of Flycast Communications Corporation as of December 31, 1997 and 1998 and for Each of the Three Years in the Period Ended December 31, 1998 included in Item 5(a) above.

      (c)   Exhibits.

      99.1 Consolidated Financial Statements of Flycast Communications Corporation as of December 31, 1997 and 1998 and for Each of the Three Years in the Period Ended December 31, 1998 reflecting the acquisition of InterStep, Inc., including the notes to the consolidated financial statements

      99.2 Financial Statements of InterStep, Inc. as of December 31, 1997 and 1998 (audited) and June 30, 1999 (unaudited) and for the years ended December 31, 1997 and 1998 (audited) and for the six months ended June 30, 1998 and 1999 (unaudited)
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FLYCAST COMMUNICATIONS CORPORATION
                                   A Delaware Corporation

                                   By: /s/ Thomas L. Marcus
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                                   Thomas L. Marcus, Executive Vice President of
                                   Finance, Administration and Corporate
                                   Development

                                   Date:  November 10, 1999
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                                  EXHIBIT INDEX

Exhibit Number         Description of Exhibit
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     99.1              Consolidated Financial Statements of Flycast
                       Communications Corporation as of December 31, 1997 and
                       1998 and for Each of the Three Years in the Period Ended
                       December 31, 1998 reflecting the acquisition of InterStep, Inc., including the notes to the consolidated financial statements

     99.2 Financial Statements of InterStep, Inc. as of December 31, 1997 and 1998 (audited) and June 30, 1999 (unaudited) and for the years ended December 31, 1997 and 1998 (audited) and for the six months ended June 30, 1998 and 1999 (unaudited)